UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2009

JONES LANG LASALLE INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Randolph Drive, Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

(312) 782-5800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Jones Lang LaSalle Incorporated (“the Company”) is filing in Exhibit 99.2 to this Current Report on Form 8-K revisions to certain items included in its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Annual Report on Form 10-K”). The consolidated financial statements and notes to consolidated financial statements included in the 2008 Annual Report on Form 10-K have been revised to reflect the Company’s January 1, 2009 adoption of Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 160, Noncontrolling Interests in Consolidated Financial Statements, which is an amendment of Accounting Research Bulletin No. 51. SFAS No. 160 provides guidance for entities that prepare consolidated financial statements that have an outstanding noncontrolling interest in one or more subsidiaries and contains disclosure provisions which are required to be applied retrospectively. SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The adoption of SFAS No. 160 did not have a material impact on the Company’s overall financial position and results of operations.

The purpose of Exhibit 99.2 of this Current Report on Form 8-K is to set forth audited consolidated balance sheets of the Company as of December 31, 2008 and 2007 and the related consolidated statements of earnings, changes in equity, and cash flows for each of the years in the three-year period ended December 31, 2008, which reflect the impact of the adoption and retrospective application of SFAS No. 160. The paragraphs and tables labeled “Earnings per Share; Net Income Available to Common Shareholders” and “Noncontrolling Interests” of note 2, Summary of Significant Accounting Policies, of the notes to consolidated financial statements (the “Notes”), have been revised to reflect the adoption of SFAS No. 160. No other Notes have been revised.

Management does not believe that the reclassifications in accordance with SFAS No. 160 have a material effect on the Company’s selected consolidated financial data or management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2008, 2007 and 2006 as previously reported in the 2008 Annual Report on Form 10-K. The Company is not revising management’s discussion and analysis included in the 2008 Annual Report on Form 10-K given the insignificance of the reclassified amounts.

Filed as Exhibit 99.3 hereto are the audited consolidated financial statements of Staubach Holdings, Inc. and subsidiaries (“Staubach”) as of and for the twelve months ended June 30, 2008. Filed as Exhibit 99.4 hereto is the unaudited pro forma combined statement of operations for the Company for the year ended December 31, 2008, which gives effect to the purchase of Staubach in July 2008 as if it had occurred on January 1, 2008.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP

23.2	Consent of Independent Auditor, McGladrey & Pullen, LLP

99.1	Report of Independent Registered Public Accounting Firm, KPMG LLP

99.2	Consolidated financial statements of Jones Lang LaSalle Incorporated as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008, and the notes thereto

99.3	Staubach Holdings, Inc. and subsidiaries consolidated financial statements as of and for the twelve months ended June 30, 2008 with Independent Auditor’s Report Thereon.

99.4	Unaudited pro forma combined statement of operations of Jones Lang LaSalle Incorporated for the year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES LANG LASALLE INCORPORATED

Date: June 9, 2009	By:	/s/ Lauralee E. Martin
Lauralee E. Martin
Executive Vice President, Chief Operating and Financial Officer